Exhibit 10.1(a)

                               AMENDMENT TO THE
                      CENTURY TELEPHONE ENTERPRISES, INC.
                   EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

STATE OF LOUISIANA

PARISH OF OUACHITA

      BE IT KNOWN, that on this 29th day of December , 1998, before me, a Notary Public, duly commissioned and qualified in and for the Parish of Ouachita, State of Louisiana, therein residing, and in the presence of the undersigned witnesses:

      PERSONALLY CAME AND APPEARED:

      CENTURY TELEPHONE ENTERPRISES, INC., represented herein by its Senior Vice President and Chief Financial Officer, R. Stewart Ewing, Jr., as Settlor and Employer, which hereby executes the following amendment to the Century Telephone Enterprises, Inc. Employee Stock Ownership Plan and Trust, such amendment to be effective immediately:

      The last sentence of Section 2.1 of the Plan is hereby deleted and the following is inserted in lieu thereof:

      In addition, Employees of the following are not eligible to participate in the Plan:

            Century Business Communications, Inc.
            Century Interactive Communications, Inc.
            CenturyTel Security Systems, Inc. (and any predecessors thereto)

      Employees of CenturyTel of Pecoco, Inc.(formerly Pecoco, Inc.) and its subsidiaries are eligible to participate in the Plan as of April 27, 1997. Employees of CenturyTel of the Northwest, Inc.(formerly Pacific Telecom, Inc.) and Pacific Telecom Cellular, Inc., their subsidiaries, and their Affiliates prior to the acquisition of Pacific Telecom, Inc. by Century Telephone Enterprises, Inc.or an Affiliate thereof are eligible to participate in the Plan as of January 1, 1999.

      THUS DONE AND SIGNED on the day first above shown, in the presence of the undersigned competent witnesses, who hereunto sign their names with the said appearer and me, Notary, after reading of the whole.

WITNESSES:                          CENTURY TELEPHONE ENTERPRISES, INC.

 /s/ Ray B. Finney                  BY:    /s/ R. Stewart Ewing, Jr.
---------------------                   -----------------------------
                                         R. Stewart Ewing, Jr. Senior Vice
                                         President and Chief Financial Officer
 /s/ Jeffrey S. Glover
 ---------------------

                             /s/ Kathy Tettleton
                             -------------------
                                 NOTARY PUBLIC


                      ACCEPTANCE OF AMENDMENTS BY TRUSTEE

STATE OF LOUISIANA

PARISH OF OUACHITA

      On this 29th day of December, 1998.

      BEFORE ME, a Notary Public, and in the presence of the undersigned competent witnesses, personally came and appeared:

                           REGIONS BANK OF LOUISIANA

which declared that it is appearing herein for the purpose of accepting and it does hereby accept the Amendments to the Century Telephone Enterprises, Inc. Employee Stock Ownership Plan and Trust adopted by the Settlor on the 29th day of December, 1998.

      THUS DONE AND SIGNED at Monroe, Louisiana, on the date first above written. THUS DONE AND SIGNED at Monroe, Louisiana, on the date first above written.

WITNESSES:                          REGIONS BANK OF LOUISIANA, TRUSTEE

 /s/ Twana Pulliam                  By: /s/ Kevin Rodgers
-----------------------               -------------------------------
                                        Kevin Rodgers, Vice President

/s/Lani Ingram-Schyard
-----------------------

                             /s/ Lisa K. McGivney
                             --------------------
                                 NOTARY PUBLIC